EXHIBIT 99.6

[LOGO] FINANCIAL                                              FINANCIAL GUARANTY
       SECURITY                                                 INSURANCE POLICY
       ASSURANCE(R)


                                                             Policy No.: 51827-N
                                                       Date of Issuance: 3/29/07

Trust:  As described in Endorsement No. 1
Certificates:  CWABS Asset-Backed Certificates Trust 2007-4, Asset Backed
               Certificates, Series 2007-4, Class A-4W Certificates having an initial aggregate Certificate Principal Balance of $77,898,000, Class A-5W Certificates having an initial aggregate Certificate Principal Balance of $74,167,000 and Class A-6W Certificates having an initial aggregate Certificate Principal Balance of $80,000,000.

      FINANCIAL SECURITY ASSURANCE INC. ("Financial Security"), for consideration received, hereby UNCONDITIONALLY AND IRREVOCABLY GUARANTEES to the Trustee for the benefit of each Holder, subject only to the terms of this Policy (which includes each endorsement hereto), the full and complete payment of Guaranteed Distributions with respect to the Certificates of the Trust referred to above.

      For the further protection of each Holder, Financial Security irrevocably and unconditionally guarantees payment of the amount of any distribution of principal or interest with respect to the Certificates made during the Term of this Policy to such Holder that is subsequently avoided in whole or in part as a preference payment under applicable law.

      Payment of any amount required to be paid under this Policy will be made following receipt by Financial Security of notice as described in Endorsement No. 1 hereto.

      Financial Security shall be subrogated to the rights of each Holder to receive distributions with respect to each Certificate held by such Holder to the extent of any payment by Financial Security hereunder.

      Except to the extent expressly modified by Endorsement No. 1 hereto, the following terms shall have the meanings specified for all purposes of this Policy. "Holder" means the registered owner of any Certificate as indicated on the registration books maintained by or on behalf of the Trustee for such purpose or, if the Certificate is in bearer form, the holder of the Certificate. "Trustee", "Guaranteed Distributions" and "Term of this Policy" shall have the meanings set forth in Endorsement No. 1 hereto.

      This Policy sets forth in full the undertaking of Financial Security, and shall not be modified, altered or affected by any other agreement or instrument, including any modification or amendment thereto. Except to the extent expressly modified by an endorsement hereto, the premiums paid in respect of this Policy are nonrefundable for any reason whatsoever. This Policy may not be canceled or revoked during the Term of this Policy. An acceleration payment shall not be due under this Policy unless such acceleration is at the sole option of Financial Security. THIS POLICY IS NOT COVERED BY THE PROPERTY/CASUALTY INSURANCE SECURITY FUND SPECIFIED IN ARTICLE 76 OF THE NEW YORK INSURANCE LAW.

      In witness whereof, FINANCIAL SECURITY ASSURANCE INC. has caused this Policy to be executed on its behalf by its Authorized Officer.


                                       FINANCIAL SECURITY ASSURANCE INC.


                                       By  /s/ Bruce Stern
                                           -----------------------------
                                               AUTHORIZED OFFICER

A subsidiary of Financial Security Assurance Holdings Ltd.
31 West 52nd Street, New York, NY 10019                           (212) 826-0100
Form 101NY (5/89)

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                              ENDORSEMENT NO. 1 TO
                       FINANCIAL GUARANTY INSURANCE POLICY

FINANCIAL SECURITY                                      31 West 52nd Street
ASSURANCE INC.                                          New York, New York 10019

TRUST: The Trust created by the Pooling and Servicing Agreement, dated as of March 1, 2007 among CWABS, Inc., as Depositor, Countrywide Home Loans, Inc., as Seller, Park Monaco Inc., as Seller, Park Sienna LLC, as Seller, Countrywide Home Loans Servicing LP, as Master Servicer and The Bank of New York, as Trustee, pursuant to which the Certificates identified below shall be issued.

CERTIFICATES:      CWABS Asset-Backed Certificates Trust 2007-4, Asset-Backed
                   Certificates, Series 2007-4, Class A-4W Certificates having an initial aggregate Certificate Principal Balance of $77,898,000, Class A-5W Certificates having an initial aggregate Certificate Principal Balance of $74,167,000 and
                   Class A-6W Certificates having an initial aggregate
                   Certificate Principal Balance of $80,000,000.

Policy No.:        51827-N

Date of Issuance:  March 29, 2007

      1. Definitions. For all purposes of this Policy, the terms specified below shall have the meanings or constructions provided below. Capitalized terms used herein and not otherwise defined herein shall have the meanings provided in the Pooling and Servicing Agreement unless the context shall otherwise require.

      "Business Day" means any day other than a Saturday, Sunday, legal holiday or other day on which banking institutions in New York, New York, or any other location of any successor servicer or successor trustee are authorized or obligated by law, executive order or governmental decree to be closed.

      "Guaranteed Distributions" means, with respect to each Distribution Date and a Class of Certificates, the distribution to be made to such Holders in an aggregate amount equal to (i) the amount, if any, by which the amount available to be distributed to that Class of Certificates, pursuant to the priority of payment set forth in the Pooling and Servicing Agreement, is less than the Required Distributions for such Class of Certificates on such Distribution Date and (ii) to the extent unpaid on the Last Scheduled Distribution Date, after payment of all other amounts due to that Class of Certificates, the sum of (a) any remaining Certificate Principal Balance of such Class of Certificates and
(b) the amount of any Applied Realized Loss Amount allocated to that Class of Certificates prior to the Last Scheduled Distribution Date to the extent Financial


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Policy No.: 51827-N                              Date of Issuance: March 29,2007

Security has not paid such Applied Realized Loss Amount and the Holders of such Class of Certificates have not received any Subsequent Recovery related to such Applied Realized Loss Amount, in each case after giving effect to all distributions, other than Required Distributions for that Class of Certificates, to be made on such Distribution Date; and, in each case in accordance with the original terms of that Class of Certificates when issued and without regard to any amendment or modification of such Class of Certificates or the Pooling and Servicing Agreement except amendments or modifications to which Financial Security has given its prior written consent. FSA may consent to any amendment of or modification to the Pooling and Servicing Agreement as permitted by the Pooling and Servicing Agreement; provided, however, that no such amendment or modification shall, without the consent of such Holder, change the entitlement of such Holder to payment under this Policy of any unpaid principal of that Class of Certificates due at final maturity, or any unpaid interest thereon due on any interest payment date. Guaranteed Distributions shall not include, nor shall coverage be provided under this Policy in respect of, any Prepayment Interest Shortfalls, interest shortfalls resulting from the application of the Relief Act or similar state or local laws, Net Rate Carryover amounts, or any taxes, withholding or other charge imposed by any governmental authority due in connection with the payment of any Guaranteed Distribution to a Holder. For purposes of this definition, any payment of interest previously made by Financial Security under this Policy shall be excluded, from and including the date of payment by Financial Security thereof, when calculating interest that is carried forward. Guaranteed Distributions shall not include (a) any portion of any Guaranteed Distributions due to Holders of the Certificates because a notice and certificate in proper form as required by Section 2 hereof was not timely Received by Financial Security and (b) any portion of a Guaranteed Distribution due to Holders of the Certificates representing interest on any unpaid interest accrued from and including the date of payment by Financial Security of the amount of such unpaid interest.

      "Last Scheduled Distribution Date" means (i) with respect to the Class A-4W Certificates, the Distribution Date on January 25, 2034; (ii) with respect to the Class A-5W Certificates, the Distribution Date on October 25, 2035; and
(iii) with respect to the Class A-6W Certificates, the Distribution Date on August 25; 2035.

      "Policy" means this Financial Guaranty Insurance Policy and includes each endorsement thereto.

      "Pooling and Servicing Agreement" means the Pooling and Servicing Agreement, dated as of March 1, 2007 among CWABS, Inc., as Depositor, Countrywide Home Loans, Inc., as Seller, Park Monaco Inc., as Seller, Park Sienna LLC, as Seller, Countrywide Home Loans Servicing LP, as Master Servicer, and The Bank of New York, as Trustee, as amended from time to time with the consent of Financial Security.

      "Receipt" and "Received" mean actual delivery to Financial Security and to the Fiscal Agent (as defined below), if any, prior to 12:00 noon, New York City time, on a Business Day; delivery either on a day that is not a Business Day, or after 12:00 noon, New York City time, shall be deemed to be receipt on the next succeeding Business Day. If any notice or certificate given hereunder by the Trustee is not in proper form or is not properly completed, executed or

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Policy No.: 51827-N                              Date of Issuance: March 29,2007

delivered, or contains any misstatement, it shall be deemed not to have been Received, and Financial Security or its Fiscal Agent shall promptly so advise the Trustee and the Trustee may submit an amended notice.

      "Required Distributions" means, with respect to any Distribution Date and a Class of Certificates, the sum, without duplication, of (i) the amount of Current Interest that has accrued on that Class of Certificates at the then-applicable Pass-Through Rate during the applicable Accrual Period with respect to such Class of Certificates, net of any interest shortfalls resulting from Prepayment Interest Shortfalls and any interest shortfalls resulting from the application of the Relief Act or similar state or local laws, or Net Rate Carryover amounts, in each case for such Class of Certificates, (ii) at the election of Financial Security in its sole discretion, any Applied Realized Loss Amount allocated to that Class of Certificates on or prior to that Distribution Date, and (iii) the amount of interest that has accrued on any Applied Realized Loss Amount allocated to that Class of Certificates prior to such Distribution Date at the then-applicable Pass-Through Rate, in the case of each of clause
(ii) and clause (iii) to the extent Financial Security has not paid such Applied Realized Loss Amount and the Holders of that Class of Certificates have not received any Subsequent Recovery relating to such Applied Realized Loss Amount.

      "Term Of This Policy" means the period from and including the Date of Issuance to and including the date on which (i) the Certificate Principal Balances of all of the Certificates is zero, (ii) any period during which any payment on the Certificates could have been avoided in whole or in part as a preference payment under applicable bankruptcy, insolvency, receivership or similar law has expired, and (iii) if any proceedings requisite to avoidance as a preference payment have been commenced prior to the occurrence of (i) and
(ii), a final and nonappealable order in resolution of each such proceeding has been entered.

      "Trustee" means The Bank of New York, in its capacity as Trustee under the Pooling and Servicing Agreement and any successor in such capacity.

      2. Notices and Conditions to Payment in Respect of Guaranteed Distributions. Following Receipt by Financial Security of a notice and certificate from the Trustee in the form attached as Exhibit A to this Endorsement, Financial Security will pay any amount payable hereunder in respect of any Guaranteed Distributions out of the funds of Financial Security on the later to occur of (a) 12:00 noon, New York City time, on the second Business Day following such Receipt; and (b) 12:00 noon, New York City time, on the Distribution Date to which such claim relates. Payments due hereunder in respect of any Guaranteed Distributions will be disbursed by wire transfer of immediately available funds to the FSA Policy Payments Account established pursuant to the Pooling and Servicing Agreement or, if no such FSA Policy Payments Account has been established, to the Trustee.

      Financial Security shall be entitled to pay any amount hereunder in respect of any Guaranteed Distributions, including any acceleration payment, whether or not any notice and certificate shall have been Received by Financial Security as provided above, provided, however, that by acceptance of this Policy the Trustee agrees to provide to Financial Security, upon Financial Security's request to the Trustee, a notice and certificate in respect of any such

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Policy No.: 51827-N                              Date of Issuance: March 29,2007

payments made by Financial Security. Financial Security shall be entitled to pay principal hereunder on an accelerated basis if Financial Security shall so elect in its sole discretion, at any time or from time to time, in whole or in part, at an earlier Distribution Date than provided in the definition of "Guaranteed Distributions," if such principal would have been payable under the Pooling and Servicing Agreement were funds sufficient to make such payment available (to the Trustee for such purpose. Any Guaranteed Distributions insured hereunder shall not include interest, in respect of principal paid hereunder on an accelerated basis, accruing from after the date of such payment of principal. Financial Security's obligations hereunder in respect of any Guaranteed Distributions shall be discharged to the extent funds are disbursed by Financial Security as provided herein whether or not such funds are properly applied by the Trustee.

      3. Notices and Conditions to Payment in Respect of Guaranteed Distributions Avoided as Preference Payments. If any Guaranteed Distribution with respect to a Class of Certificates is avoided as a preference payment under applicable bankruptcy, insolvency, receivership or similar law, Financial Security will pay such amount out of the funds of Financial Security on the later of (a) the date when due to be paid pursuant to the Order referred to below or (b) the first to occur of (i) the fourth Business Day following Receipt by Financial Security from the Trustee of (A) a certified copy of the order of the court or other governmental body which exercised jurisdiction to the effect that such Holder is required to return principal or interest distributed with respect to that Class of Certificates during the Term Of This Policy because such distributions were avoidable as preference payments under applicable bankruptcy law (the "Order"), (B) a certificate of such Holder that the Order has been entered and is not subject to any stay and (C) an assignment duly executed and delivered by the Holder of that Class of Certificates, in such form as is reasonably required by Financial Security and provided to such Holder by Financial Security, irrevocably assigning to Financial Security all rights and claims of such Holder relating to or arising under that Class of Certificates against the debtor which made such preference payment or otherwise with respect to such preference payment or (ii) the date of Receipt by Financial Security from the Trustee of the items referred to in clauses (A), (B) and (C) above if, at least four Business Days prior to such date of Receipt, Financial Security shall have Received written notice from the Trustee that such items were to be delivered on such date and such date was specified in such notice. Such payment shall be disbursed to the receiver, conservator, debtor-in-possession or trustee in bankruptcy named in the Order and not to the Trustee or any Holder directly (unless such Holder has previously paid such amount to the receiver, conservator, debtor-in-possession or trustee in bankruptcy named in the Order, in which case such payment shall be disbursed to the Trustee for distribution to such Holder upon proof of such payment reasonably satisfactory to Financial Security). In connection with the foregoing, Financial Security shall have the rights provided pursuant to Section 4.06 of the Pooling and Servicing Agreement.

      4. Governing Law. This Policy shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to the conflict of laws principles thereof.

      5. Fiscal Agent. At any time during the Term Of This Policy, Financial Security may appoint a fiscal agent (the "Fiscal Agent") for purposes of this Policy by written notice to

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Policy No.: 51827-N                              Date of Issuance: March 29,2007

the Trustee at the notice address specified in the Pooling and Servicing Agreement specifying the name and notice address of the Fiscal Agent. From and after the date of receipt of such notice by the Trustee, (i) copies of all notices and documents required to be delivered to Financial Security pursuant to this Policy shall be simultaneously delivered to the Fiscal Agent and to Financial Security and shall not be deemed Received until Received by both and
(ii) all payments required to be made by Financial Security under this Policy may be made directly by Financial Security or by the Fiscal Agent on behalf of Financial Security. The Fiscal Agent is the agent of Financial Security only and the Fiscal Agent shall in no event be liable to any Holder for any acts of the Fiscal Agent or any failure of Financial Security to deposit, or cause to be deposited, sufficient funds to make payments due under this Policy.

      6. Waiver of Defenses. To the fullest extent permitted by applicable law, Financial Security agrees not to assert, and hereby waives, for the benefit of each Holder, all rights (whether by counterclaim, setoff or otherwise) and defenses (including, without limitation, the defense of fraud), whether acquired by subrogation, assignment or otherwise, to the extent that such rights and defenses may be available to Financial Security to avoid payment of its obligations under this Policy in accordance with the express provisions of this Policy. Nothing in this paragraph shall be construed to limit or otherwise impair Financial Security's right to pursue recovery or claims (based on contractual rights, securities law violations, fraud or other causes of action) against any person or entity, except as provided in paragraph 3 of this Endorsement, or to require payment by Financial Security of any amounts that have been previously paid or that are not otherwise due in accordance with the express provisions of this Policy or the Certificates. Nothing in this Policy shall be construed to require payment to the extent any force majeure event or governmental act prevents Financial Security from performing its obligations under this Policy or such performance is otherwise rendered impossible, in which event Financial Security agrees to (i) use commercially reasonable efforts to perform its obligations under this Policy notwithstanding such force majeure event, governmental act or impossibility of performance and (ii) perform its obligations under this Policy promptly following cessation of such force majeure event, governmental act or impossibility of performance.

      7. Notices. All notices to be given hereunder shall be in writing (except as otherwise specifically provided herein) and shall be mailed by registered mail or personally delivered or telecopied to Financial Security as follows:

                 Financial Security
                 Assurance Inc. 31 West
                 52nd Street
                 New York, NY 10019
                 Attention: Managing Director -- Transaction Oversight
                 Re: CWABS Asset-Backed Certificates Trust 2007-4
                 Policy No.: 51827-N
                 Telecopy No.: (212) 339-3518
                 Confirmation: (212) 826-0100

Financial Security may specify a different address or addresses by writing mailed or delivered to the Trustee.

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Policy No.: 51827-N                              Date of Issuance: March 29,2007

      8. Priorities. In the event any term or provision on the face of this Policy is inconsistent with the provisions of this Endorsement, the provisions of this Endorsement shall take precedence and shall be binding.

      9. Exclusions From Insurance Guaranty Funds. This Policy is not covered by the Property/Casualty Insurance Security Fund specified in Article 76 of the New York Insurance Law. This Policy is not covered by the Florida Insurance Guaranty Association created under Part II of Chapter 631 of the Florida Insurance Code. In the event Financial Security were to become insolvent, any claims arising under this Policy are excluded from coverage by the California Insurance Guaranty Association, established pursuant to Article 14.2 of Chapter 1 of Part 2 of Division 1 of the California Insurance Code.

      10. Surrender of Policy. The Trustee shall surrender this Policy to Financial Security for cancellation upon expiration of the Term Of This Policy.

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Policy No.: 51827-N                              Date of Issuance: March 29,2007

      IN WITNESS WHEREOF, FINANCIAL SECURITY ASSURANCE INC. has caused this Endorsement No. 1 to be executed by its Authorized Officer.

                                              FINANCIAL SECURITY ASSURANCE INC.


                                              By: /s/ Bruce Stern
                                                  -----------------------------
                                                      Authorized Officer

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Policy No.: 51827-N                              Date of Issuance: March 29,2007

                                                                       Exhibit A
                                                                To Endorsement 1


                         NOTICE OF CLAIM AND CERTIFICATE
                         -------------------------------

                             (Letterhead of Trustee)

Financial Security Assurance Inc.
31 West 52nd Street
New York, NY 10019

      Re: CWABS Asset-Backed Certificates Trust 2007-4

      The undersigned, a duly authorized officer of The Bank of New York (the "Trustee"), hereby certifies to Financial Security Assurance Inc. ("Financial Security"), with reference to Financial Guaranty Insurance Policy No. 51827-N dated March 29, 2007 (the "Policy") issued by Financial Security in respect of the CWABS Asset-Backed Certificates Trust 2007-4, Asset-Backed Certificates, Series 2007-4 (the "Certificates"), that:

            (i) The Trustee is the trustee for the Holders under the Pooling and Servicing Agreement.

            (ii) The sum of all amounts on deposit (or scheduled to be on deposit) in the Distribution Account and available for distribution to the Holders pursuant to the Pooling and Servicing Agreement will be $____________ (the "Shortfall") less than the Guaranteed Distributions with respect to the Distribution Date.

            (iii) The Trustee is making a claim under the Policy for the Shortfall to be applied to distributions of principal or interest or both with respect to the Certificates.

            (iv) The Trustee agrees that, following receipt of funds from Financial Security, it shall (a) hold such amounts in trust and apply the same directly to the payment of Guaranteed Distributions on the Certificates when due; (b) not apply such funds for any other purpose; (c) not commingle such funds with other funds held by the Trustee and (d) maintain an accurate record of such payments with respect to each Certificate and the corresponding claim on the Policy and proceeds thereof and, if the Certificate is required to be surrendered or presented for such payment, shall stamp on each such Certificate the legend "$[insert applicable amount] paid by Financial Security and the balance hereof has been cancelled and reissued" and then shall deliver such Certificate to Financial Security.

            (v) The Trustee on behalf of the Holders, hereby assigns to Financial Security the rights of the Holders with respect to the Certificates to the extent of any payments under the Policy, including, without limitation, any amounts due to the Holders in respect of securities law violations arising from the offer and sale of the Certificates. The foregoing assignment is in addition to, and not in limitation of, rights of subrogation otherwise available to Financial Security in respect of such payments. The Trustee shall

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Policy No.: 51827-N                              Date of Issuance: March 29,2007

      take such action and deliver such instruments as may be reasonably requested or required by Financial Security to effectuate the purpose or provisions of this clause (v).

            (vi) The Trustee, on its behalf and on behalf of the Holders, hereby appoints Financial Security as agent and attorney-in-fact for the Trustee, and each such Holder in any legal proceeding with respect to the Certificates. The Trustee hereby agrees that Financial Security may at any time during the continuation of any proceeding by or against the Issuer under the United States Bankruptcy Code or any other applicable bankruptcy, insolvency, receivership, rehabilitation or similar law (an "Insolvency Proceeding") direct all matters relating to such Insolvency Proceeding, including without limitation, (A) all matters relating to any claim in connection with an Insolvency Proceeding seeking the avoidance as a preferential transfer of any distribution made with respect to the Certificates (a "Preference Claim"), (B) the direction of any appeal of any order relating to any Preference Claim, at the expense of Financial Security but subject to reimbursement as provided in the Pooling and Servicing Agreement and (C) the posting of any surety, supersedeas or performance bond pending any such appeal. In addition, the Trustee hereby agrees that Financial Security shall be subrogated to, and the Trustee on its behalf and on behalf of each Holder, hereby delegates and assigns, to the fullest extent permitted by law, the rights of the Trustee and each Holder in the conduct of any Insolvency Proceeding, including without limitation all rights of any party to an adversary proceeding or action with respect to any court order issued in connection! with any such Insolvency Proceeding.

            (vii) Payment should be made by wire transfer directed to the FSA Policy Payments Account.

      Unless the context otherwise requires, capitalized terms used in this Notice of Claim and Certificate and not defined herein shall have the meanings provided in the Policy.

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Policy No.: 51827-N                              Date of Issuance: March 29,2007


IN WITNESS WHEREOF, the Trustee has executed and delivered this Notice of Claim and Certificate as of the _________________ day of ________________, 20__.

                                              THE BANK OF NEW YORK,
                                              as Trustee


                                              By:_________________________
                                              Title:______________________


--------------------------------------------------------------------------------


For Financial Security or Fiscal Agent Use Only

Wire transfer sent on ____________ by _________________

Confirmation Number _________

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